UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

CHINA MARINE FOOD GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA MARINE FOOD GROUP LIMITED
Da Bao Industrial Zone, Shishi City
Fujian, China
362700

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of China Marine Food Group Limited:

The Annual Meeting of Shareholders of China Marine Food Group Limited, a Nevada corporation (the "Company"), will be held on Wednesday, September 29, 2010 at 3:00 P.M., China Standard Time, at the Seaview Resort Xiamen, No. 3999, Huandao Road, Siming District, Xiamen, China for the following purpose:

(1)       Election of Five Directors

This Annual Meeting is called as provided for by Nevada law and the Company's By-laws. Shareholders of record at the close of business on August 30, 2010 will be entitled to notice of and to vote at the meeting.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly by either mail, fax or email. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors

Pengfei Liu
Chairman

August 31, 2010

CHINA MARINE FOOD GROUP LIMITED
Da Bao Industrial Zone, Shishi City
Fujian, China
362700

PROXY STATEMENT
Annual Meeting of the Shareholders
September 29, 2010

General Information
The accompanying Proxy is solicited by the Board of Directors of China Marine Food Group Limited, a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the Seaview Resort Xiamen, No. 3999, Huandao Road, Siming District, Xiamen, China on Wednesday, September 29, 2010 at 3:00 P.M., China Standard Time. This Proxy Statement, the foregoing Notice, a copy of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2009 and the enclosed Proxy will be mailed to the Company's shareholders on or about September 3, 2010.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company, or by voting in person at the Meeting. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted in accordance with the recommendation of the Board of Directors on each proposal. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and Employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company’s shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

The Board of Directors knows of no other matters that are likely to be brought before the meeting other than those specified in the notice thereof. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted “FOR” the five nominees for the Board of Directors.  Directors will be elected by a plurality of the votes cast.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Each outstanding share of common stock is entitled to one vote and there is no cumulative voting. Abstentions and broker non-votes will be counted only for the purpose of determining whether a quorum is present. A copy of the Company’s Annual Report on Form 10-K/Afor the year ended December 31, 2009 is being mailed simultaneously herewith.

Cost of Solicitation
The Company is soliciting proxies on its own behalf and will bear the expenses of printing and mailing this proxy statement. The Company will also request persons, firms and corporations holding shares in their own names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

Advice to Beneficial Owners of Certain Shares
Shareholders who do not hold their shares in their own name should note that only proxies from Shareholders whose names are registered as Shareholders on the records of the Company can submit the attached proxy or be recognized and vote at the Meeting. If a Shareholder's shares are registered under the name of a broker, financial institution or other agent, (a Beneficial Owner) then these shares can only be voted by the holding broker, financial institution or other agent. Such broker, financial institution or other agent are provided with sufficient copies of this Proxy Statement and the Annual Report to forward such materials to the Beneficial Owner. The broker, financial institution or other agent should provide the Beneficial Owner with instructions on how to submit the vote of their shares. In the event a Beneficial Owner wishes to attend and vote their shares at the Meeting, the Beneficial Owner must obtain a proxy from the broker, financial institution or other agent.

Shares Outstanding and Voting Rights
Only shareholders of record at the close of business on August 30, 2010 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On August 30, 2010, the Company had outstanding 28,561,960 shares of Common Stock, $0.001 par value per share. According to the Company’s by-laws, one-third of the outstanding shares of the Company entitled to vote (9,520,653) represented in person or by proxy, shall constitute a quorum at the Meeting. If less than said number of the outstanding shares entitled to vote is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following tables set forth information regarding beneficial ownership of  28,561,960 outstanding shares of common stock as of August 30, 2010 (i) by each person who is known to us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and does not necessarily bear on the economic incidents of ownership or the rights to transfer the shares described below. Unless otherwise indicated each stockholder has sole voting power and dispositive power with respect to the indicated shares.

Unless otherwise specified, the address of each of the persons set forth below is in care of Da Bao Industrial Zone, Shishi City, Fujian, China, 362700.

Title of Class	Name & Address of Beneficial Owner	Office, If Applicable	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock $0.001	Pengfei Liu	CEO	12,052,037	42.2%
par value	Dabao Industrial Zone,
	Shishi City, Fujian
	Province, China

Common Stock $0.001	Marco Hon Wai Ku	CFO	84,000	0.3%
par value	Dabao Industrial Zone,
	Shishi City, Fujian
	Province, China

Common Stock $0.001 par value	Jayhawk Private Equity- GP, LP (1)		2,314,744	8.1%
	5410 West 61st Place, Suite 100
	Mission, KS 66205

Common Stock $0.001 par value	TradeLink Securities, LLC		1,991,281	6.9%
	71 S. Wacker Dr Suite 1900
	Chicago, IL 60606

Common Stock $0.001 par value	All officers and directors as a group		12,136,037	42.5%

(1) Includes 1,955,241 shares of common stock, par value $0.001 per share, and 220,213 convertible securities that are convertible into common stock, par value $0.001 per share, within 60 days of August 30, 2010 held by the Jayhawk Private Equity Fund, L.P. and 125,633 shares of common stock, par value $0.001, and 13,657 convertible securities that are convertible into common stock, par value $0.001 per share, within 60 days of August 30, 2010 held by the Jayhawk Private Equity Co-Invest Fund, L.P.

Director Independence
The Board of Directors has affirmatively determined that each of the following three individuals meets the requirements of Director Independence under the AMEX Rules: Xiaochuan Li, Changhu Xue and Honkau Wan. As part of the Board’s process in making such determination, each such Director provided confirmation that (a) all of the objective criteria for independence are satisfied and (b) each such Director has no other relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

Independent Directors
The Company’s Board of Directors has determined that three of its five members, constituting a majority, meet AMEX’s standards for independence. See “Director Independence” above.

Audit Committee
The Audit Committee consists of Honkau Wan, Xiaochuan Li, and Changhu Xue. The Company’s Board of Directors has determined that all members of the Audit Committee meet the standards of independence required of Audit Committee members by applicable AMEX and United States Securities and Exchange Commission (the “SEC” or the “Commission”) rules and regulations. See “Director Independence” above.

The Board of Directors has determined that: (i) none of the members of the Audit Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; (ii) all of the members of the Audit Committee are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement; and (iii) Honkau Wan is an Audit Committee financial expert.

The Audit Committee operates under a formal written charter adopted by the Board of Directors that governs its duties and conduct. The charter is reviewed annually for appropriate revisions. A copy of the charter is enclosed herewith. Copies of the charter can also be obtained free of charge by contacting the Company’s Secretary at the address appearing on the first page of this proxy statement.

The Company’s independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee met with the accounting firm and reviewed the latest annual report, fiscal year ended December 31, 2009. The Audit Committee meets with management and the Company’s independent registered public accounting firm before the filing of officers’ certifications with the SEC to receive information concerning, among other things, any significant deficiencies in the design or operation of internal control over financial reporting.

Corporate Governance & Nominating Committee
The Corporate Governance and Nominating Committee consists of Xiaochuan Li and Changhu Xue. All members of the Corporate Governance and Nominating Committee have been determined to meet AMEX’s standards for independence. See “Director Independence” above. The Corporate Governance and Nominating Committee operates under a formal written charter that governs its duties and standards of performance. The charter is reviewed annually for appropriate revisions. Copies of the charter can be obtained free of charge by contacting the Company’s Secretary at the address appearing on the first page of this proxy statement.

As part of its duties, the Corporate Governance and Nominating Committee is responsible for nominating directors and setting policies and procedures for the nomination of directors as well as overseeing the creation and implementation of the Company’s corporate governance policies and procedures. The Company does not have procedures by which security holders may recommend nominees to the Company’s Board of Directors.

To be considered for membership on the Board of Directors, a candidate should meet the following criteria, at a minimum: a solid education, extensive business, professional or academic experience, and the requisite reputation, character, skills and judgment, which, in the Corporate Governance and Nominating Committee’s view, have prepared him or her for dealing with the multifaceted financial, business and other issues that confront a Board of Directors of the Company. Pursuant to the above procedures, once the Corporate Governance and Nominating Committee has identified prospective nominees, background information will be solicited on the candidates, following which they will be investigated, interviewed and evaluated by the Corporate Governance and Nominating Committee, which will then report to the Board of Directors.

All the Director nominees named in this proxy statement met the Board of Directors’ criteria for membership and were recommended by the Corporate Governance and Nominating Committee for election by stockholders at this Annual Meeting.

All nominees for election at this Annual Meeting are current members of the Board standing for re-election.

Compensation Committee
The Compensation Committee consists of Xiaochuan Li and Changhu Xue. All members of the Compensation Committee have been determined to meet AMEX’s standards for independence. See “Director Independence” above. Further, each member is a “non-employee Director,” as defined under Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended, and an “outside Director” as defined in Treasury Regulations Section 1.162-27, promulgated under the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee operates under a formal written charter adopted by the Board of Directors that governs its duties and conduct. The charter is reviewed annually for appropriate revisions.

The Compensation Committee of the Board of Directors, working with the Company’s senior management, develops and implements the Company’s executive compensation policies based on the Company’s financial and operating performance and prospects, the level of compensation paid to similarly situated executives in comparably sized companies, and contributions made by the officers to our success. The Compensation Committee conducts its review of executive performance and compensation on an annual basis. Each of the named officers will be measured by a series of performance criteria. Such criteria will be set forth based on certain objective parameters such as job characteristics, required professionalism, management skills, interpersonal skills, related experience, personal performance and overall corporate performance.

The Company’s compensation program for executive officers and all other employees is designed such that it will not incentivize unnecessary risk-taking. The base salary component of the Company’s compensation program is a fixed amount and does not depend on performance. The Company’s cash incentive bonuses for Mr. Pengfei Liu and Mr. Weipeng Liu are based on a fixed formula based upon our PBT, where “PBT” refers to the audited combined profit from our operations and before income tax and before any dividend distribution (excluding non-recurring exceptional items and extraordinary items) and before minority interests for the relevant financial year. Incentive bonuses for other officers and employees take into account multiple metrics, thus diversifying the risk associated with any single performance metric, and the Company believes it does not incentivize executive officers to focus exclusively on short-term outcomes.

Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee is or has ever been an officer or employee of the Company or of any of its subsidiaries or affiliates. None of the Company’s executive officers served as a director or member of the compensation committee (or other board committee performing similar functions) of any entity of which a member of the Company’s Compensation Committee was an executive officer, nor did any of the Company’s executive officers serve as a member of the compensation committee (or other board committee performing similar functions or, in the absence of such a committee, the entire board of directors) of any entity for which any of the Company’s Directors served as an executive officer.

Compensation Committee Report
The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2009 enclosed herewith.

Code of Ethics
The Company has adopted a Code of Ethics that includes provisions, portions of which are intended to meet the definition of a “code of ethics” under applicable SEC rules. The Company filed a copy of its Code of Ethics with the SEC that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report. A copy of the Code of Ethics can be obtained free of charge from the Company’s web site, www.china-marine.cn.

Compliance with Section 16(a) Securities Exchange Act of 1934 Beneficial Ownership Reporting
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and Directors and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms received by the Company with respect to fiscal year 2009 or written representations from certain reporting persons during the year ended December 31, 2009, all Section 16(a) filing requirements applicable to the Directors, officers and greater than 10% stockholders were complied with by such persons.

Family Relationships
There are no family relationships among our officers, directors, persons nominated for such positions, or significant shareholders.

Executive Compensation
The compensation tables are contained in the Form 10-K/A enclosed herewith.

Compensation Discussion and Analysis
The Compensation Discussion and Analysis is contained in Form 10-K/A enclosed herewith.

Proposal:           Election of Directors

The Board of Directors has nominated the five persons named below to hold office until their successors have been duly elected and qualified. The Company believes that each nominee named below will be able to serve. However, should any such nominee not be able to serve as a Director, the persons named in the proxies have advised the Company that they will vote for the election of such substitute nominee as the Board of Directors may propose.

Nominees for Director

Directors hold office in accordance with the by-laws of the Company. Officers are elected by and serve at the discretion of the Board of Directors. The following are the names of each nominee for Director, indicating all positions and offices with the Company presently held by them for the period during which they have served as such:

Name	Age	Position

Pengfei Liu	54	CEO, Secretary and Director

Weipeng Liu	34	Director

Xiaochuan Li	65	Independent Director

Changhu Xue	45	Independent Director

Honkau Wan	36	Independent Director

The names of the nominees, their principal occupation, length of service as Directors of the Company and certain other biographical information are set forth below:

Business Experience of Nominees
Pengfei Liu has served as the CEO and Secretary and as a Director of China Marine Food Group Limited since November 2007. He is the founder of our Company, and has been spearheading the expansion and growth of our Company. Mr. Liu is responsible for our operations, marketing, public relations, strategic planning and development of new products and markets and overall running of our Company.

From 1975 to 1981, Mr. Liu served as a seaman with the Zhejiang East Ocean Navy. From 1981 to 1993, he worked as a trader in seafood. In 1994, Mr. Liu established Mingxiang and has been employed full time as its Chief Executive Officer ever since. In October 2003, Mr. Liu was elected as member of the executive committee of the China Aquatic Products Processing and Marketing Association (CAPPMA). In December 2003, Mr. Liu was appointed committee member of the Shishi Committee (Fujian Province) of the Chinese People’s Political Consultative Conference. In January 2005, Mr. Liu was elected vice-chairman of the executive committee of Quanzhou Food Products Industry Association. In December 2005, Mr. Liu was appointed as a member of the executive committee of the China Chamber of International Commerce, Shishi Chamber of Commerce. In August 2006, Mr. Liu was appointed executive member of the general meeting of the Fujian Aquatic Products Processing and Marketing Association (FAPPMA). Mr. Liu is not a member of the board of directors for any other public company or any investment company, neither has he been a member of the board of directors for such companies for the past five years.

The Board of Directors believes that Mr. Liu has the experience, qualifications, attributes and skills necessary to serve on the Board because of his over 30 years of experience in the seafood industry, his having provided leadership and strategic direction to the Company as its founder and his unparalleled knowledge of the Company and its business.

Weipeng Liu has served as a Director of the Company since November 2007. Mr. Liu oversees the construction, operation and maintenance of our equipment and production facilities in the capacity of Manager of Operations, a position he has held since 1997. In 1997, Mr. Liu joined our Company as Mingxiang and Rixiang’s facilities manager. He was appointed to serve as a director of Rixiang in October 2006. Mr. Liu graduated with a degree in mechanical design and manufacturing and automation from Fuzhou University in 1997. Mr. Liu is not a member of the board of directors of any other public company or any investment company, neither has he been a member of the board of directors for such companies for the past five years.

The Board of Directors believes that Mr. Liu has the experience, qualifications, attributes and skills necessary to serve on the Board because of his over 10 years of experience with the Company and his knowledge of our equipment and production facilities.

Xiaochuan Li has served as an independent Director of the Company since October 2008. Mr. Li has been the Director of the Division for Test of the Safety and Quality of Aquatic Products in the Yellow Sea Fisheries Research Institute of the Chinese Academy of Fishery Sciences since 1978, where he is responsible for the marine products processing technology research and carrying out coordination in terms of both quality and quantity examination and formulating related standards. From 1987 to 2005, Mr. Li was also the Center Director of the National Center for Quality Supervision and Test of Aquatic Products. During his tenure, Mr. Li was responsible for overseeing the daily operation of the laboratory and inspection center. Mr. Li is not a member of the board of directors of any other public company or any investment company, neither has he been a member of the board of directors for such companies for the past five years.

The Board of Directors believes that Mr. Li has the experience, qualifications, attributes and skills necessary to serve on the Board because of his over 30 years of experience with the seafood industry, his management skills as the Director of the Division for Test of the Safety and Quality of Aquatic Products in the Yellow Sea Fisheries Research Institute of the Chinese Academy of Fishery Sciences and for his experience in testing and quality control of seafood products.

Changhu Xue has served as an independent Director of the Company since October 2008. Since 1990, Mr. Xue has been a professor of Aquatic Product Processing and Preserving Engineering at the Ocean University of China. Mr. Xue is a Council Member of China Society of Fisheries and the Chairman of the Fish Processing and Comprehensive Utilization Sub-committee of the China Society of Fisheries. He is also the Chief Secretary of the Steering Committee for Light Industry and Food Education in the Ministry of Education for the People’s Republic of China. Mr. Xue’s major focus of research has been in aquatic product processing and fisheries chemistry. Mr. Xue has completed over 20 state and provincial research projects including the research schemes in the National Natural Science Foundation of China and has published over 100 papers and articles in academic journals. In 1990, Mr. Xue was the first recipient of a doctoral degree in Agriculture and Aquatic Products in China. Mr. Xue has obtained 8 patent certificates and 2 technological achievements awarded by the provincial authority. Mr. Xue is not a member of the board of directors of any other public company or any investment company, neither has he been a member of the board of directors for such companies for the past five years.

The Board of Directors believes that Mr. Xue has the experience, qualifications, attributes and skills necessary to serve on the Board because of his extensive academic knowledge of the seafood industry and research accomplishments.

Honkau Wan has served as an independent Director of the Company since October 2008. Mr. Wan has practiced as a certified public accountant (“CPA”) since 2003. His firm provides professional auditing, consultancy and secretarial services to his clients on a variety of industries. From 2000 to 2002, Mr. Wan served in a multi-national company as an internal auditor, where he participated in evaluating the internal control systems of the group companies and made recommendations to the management. The multi-national company was involved in the following industries: financial institutions, property development, airline and security broker in Hong Kong, China, United States and other Asia Pacific countries. From 1996 to 1999, Mr. Wan was with KPMG auditing financial institutions. Mr. Wan received a BBA in Accounting, with Honors, from the Hong Kong Polytechnic University in 1996. Mr. Wan is not a member of the board of directors of any other public company or any investment company, neither has he been a member of the board of directors for such companies for the past five years.

The Board of Directors believes that Mr. Wan has the experience, qualifications, attributes and skills necessary to serve on the Board because of his over 15 years of relevant experience in finance and accounting.

STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be presented at the 2011 Annual Meeting must be received at the Company’s principal executive office by December 31, 2010 for consideration for inclusion in the Company’s proxy statement and form of proxy related to that meeting. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

China Marine Food Group Limited

Proxy

The undersigned appoints Pengfei Liu (and Marco Ku, if Pengfei Liu is unable to serve), as the undersigned's lawful attorney and proxy, with full power of substitution and appointment, to act for and in the stead of the undersigned to attend and vote all of the undersigned's shares of the Common Stock of China Marine Food Group Limited, a Nevada corporation, at the Annual Meeting of Shareholders to be held at the Seaview Resort Xiamen, No. 3999, Huandao Road, Siming District, Xiamen, China, at 3:00 P.M., China Standard Time, on Wednesday, September 29, 2010, and any and all adjournments thereof, for the following purposes:

Proposal          Election to the Board of Directors

☐    FOR  Management nominees listed below OR VOTED AS FOLLOWS:

PENGFEI LIU	☐	FOR	☐	WITHOLD	☐	AGAINST
WEIPENG LIU	☐	FOR	☐	WITHOLD	☐	AGAINST
XIAOCHUAN LI	☐	FOR	☐	WITHOLD	☐	AGAINST
CHANGHU XUE	☐	FOR	☐	WITHOLD	☐	AGAINST
HONKAU WAN	☐	FOR	☐	WITHOLD	☐	AGAINST

If at the time of the meeting, any of the nominees should be unable to serve, the discretionary authority provided in the proxy will be exercised to vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the board of directors.

Shares represented by this proxy will be voted at the meeting in accordance with the shareholder's specification above. This proxy confers discretionary authority in respect to matters for which the shareholder has not indicated a preference or in respect to matters not known or determined at the time of the mailing of the notice of the annual meeting of shareholders to the undersigned.

In the Shareholder's discretion the Proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and the Annual Report to Shareholders previously provided.

Dated: _______________, 2010		/
	Signature	/	Print Name

Number of Shares Voted:  ___________________________

Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

This proxy is solicited on behalf of the Board of Directors of China Marine Food Group Limited. Please sign and return this proxy to the Transfer Agent:

Julie Felix
Interwest Transfer Company, Inc.
1981 Murray Holladay Road, Suite 100
Salt Lake City, UT 84117

Fax no.    (801) 277-3147

Email:     Julie@interwesttc.com

The giving of a proxy will not affect your right to vote in person if you attend the meeting.

A Shareholder submitting a proxy has the right to appoint a person to represent him or her at the meeting other than the person or persons designated in this form of proxy furnished by the Company. To exercise this right the Shareholder should strike out the names shown above and insert the name of the desired representative or submit another appropriate proxy.